SCHEDULE 14A INFORMATION

                 PROXY STATEMENT PURSUANT TO SECTION 14(A)
                  OF THE SECURITIES EXCHANGE ACT OF 1934

                             (Amendment No.  )

    ----
                          Filed by the Registrant
   / X /

   ----

    ----
                Filed by a Party other than the Registrant
   /   /

   ----
CHECK THE APPROPRIATE BOX:
 ----

/   /     Preliminary Proxy Statement

- ----
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/   /     Preliminary Additional Materials

- ----

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/ x /     Definitive Proxy Statement

- ----

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/   /     Definitive Additional Materials

- ----
 ----
/   /     Soliciting Material Pursuant to Sec. 240.14a-11(e) or
- ----      Sec. 240.14a-12

                      PUTNAM MANAGED HIGH YIELD TRUST
             (Name of Registrant as Specified In Its Charter)
                (Name of Person(s) Filing Proxy Statement)

PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):
 ----
/ x /     $125 per Exchange Act Rules 0-11(c)(1)(ii),
- ----       14a-6(i)(1), or 14a-6(i)(2).

 ----
/   /     $500 per each party to the controversy pursuant
- ----      to Exchange Act Rule 14a-6(i)(3).
 ----
/   /     Fee computed on table below per Exchange Act Rules
- ----      14a-6(i)(4) and 0-11.

          (1) Title of each class of securities to which transaction applies:

          (2)  Aggregate number of securities to which
               transaction applies:

          (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule
               0-11:

          (4)  Proposed maximum aggregate value of transaction:

 ----
/   /     Check box if any part of the fee is offset as provided
- ----      by Exchange Act Rule 0-11(a)(2) and identify the filing
          for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

          (1)  Amount Previously Paid:

          (2)  Form, Schedule or Registration Statement No.:

          (3)  Filing Party:

                         (4)  Date Filed:
IMPORTANT INFORMATION
FOR SHAREHOLDERS IN
PUTNAM MANAGED HIGH YIELD TRUST

THE DOCUMENT YOU HOLD IN YOUR HANDS CONTAINS YOUR PROXY STATEMENT AND PROXY CARD. A PROXY CARD IS, IN ESSENCE, A BALLOT. WHEN YOU VOTE YOUR PROXY, IT TELLS US HOW TO VOTE ON YOUR BEHALF ON IMPORTANT ISSUES RELATING TO YOUR FUND. IF YOU COMPLETE AND SIGN THE PROXY, WE'LL VOTE IT EXACTLY AS YOU TELL US. IF YOU SIMPLY SIGN THE PROXY, WE'LL VOTE IT IN ACCORDANCE WITH THE TRUSTEES' RECOMMENDATIONS ON PAGE 3.

WHILE INVESTORS SOMETIMES FIND A PROXY STATEMENT INTIMIDATING, WE ARE, IN FACT, ASKING FOR YOUR VOTE ON JUST A FEW MATTERS. SO WE URGE YOU TO SPEND A FEW MINUTES WITH THE PROXY STATEMENT, FILL OUT YOUR PROXY CARD, AND RETURN IT TO US. WHEN SHAREHOLDERS DON'T RETURN THEIR PROXIES IN SUFFICIENT NUMBERS, WE HAVE TO INCUR THE EXPENSE OF FOLLOW-UP SOLICITATIONS, WHICH CAN COST YOUR FUND MONEY.

WE WANT TO KNOW HOW YOU WOULD LIKE TO VOTE AND WELCOME YOUR
COMMENTS.  PLEASE TAKE A FEW MOMENTS WITH THESE MATERIALS AND
RETURN YOUR PROXY TO US.

                        (PUTNAM LOGO APPEARS HERE)
                          BOSTON * LONDON * TOKYO

TABLE OF CONTENTS

A Message from the Chairman. . . . . . . . . . . . . . . . . . .
. . . . .1

Notice of Shareholder Meeting. . . . . . . . . . . . . . . . . .
. . . . .2

Trustees' Recommendations. . . . . . . . . . . . . . . . . . . .
. . . . .3

PROXY CARD ENCLOSED


If you have any questions, please contact us at the special toll-free number we have set up for you (1-800-225-1581) or call your financial adviser.

A MESSAGE FROM THE CHAIRMAN

(Photograph of George Putnam appears here)

Dear Shareholder:

I am writing to you to ask for your vote on important questions that affect your investment in Putnam Managed High Yield Trust. While you are, of course, welcome to join us at the fund's meeting, most shareholders cast their vote by filling out and signing the enclosed proxy or by calling 1-800-225-1581. We are asking for your vote on these matters:

1.   ELECTING TRUSTEES; AND

2.   RATIFYING THE TRUSTEES' SELECTION OF PRICE WATERHOUSE LLP AS
     INDEPENDENT AUDITORS OF THE FUND FOR ITS CURRENT FISCAL
     YEAR.

Although we would like very much to have each shareholder attend the meeting, we realize this is not possible. Whether or not you plan to be present, we need your vote. We urge you to complete, sign, and return the enclosed proxy card promptly. A postage-paid envelope is enclosed.

I'm sure that you, like most people, lead a busy life and are tempted to put this proxy aside for another day. Please don't.
When shareholders don't return their proxies, the fund may have to incur the expense of follow-up solicitations. All shareholders benefit from the speedy return of proxies.

Your vote is important to us. We appreciate the time and consideration that I am sure you will give this important matter.

                              Sincerely yours,

                              (signature of George Putnam)
                              George Putnam, Chairman

PUTNAM MANAGED HIGH YIELD TRUST
NOTICE OF A MEETING OF SHAREHOLDERS


THIS IS THE FORMAL AGENDA FOR THE SHAREHOLDER MEETING.  IT TELLS
YOU WHAT MATTERS WILL BE VOTED ON AND THE TIME AND PLACE OF THE
MEETING, IF YOU CAN ATTEND IN PERSON.

To the Shareholders of Putnam Managed High Yield Trust:

A Meeting of Shareholders of Putnam Managed High Yield Trust will be held on February 2, 1995 at 2:00 pm, Boston time, on the eighth floor of One Post Office Square, Boston, Massachusetts, to consider the following:

1.   ELECTING TRUSTEES.  SEE PAGE 4.

2.   RATIFYING THE SELECTION OF PRICE WATERHOUSE LLP AS AUDITORS
     FOR THE FUND FOR THE CURRENT FISCAL YEAR.  SEE PAGE 11.

3.   TRANSACTING OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE
     MEETING.


By the Trustees

George Putnam, Chairman
William F. Pounds, Vice Chairman

Hans H. Estin                       Robert E. Patterson
John A. Hill                        Donald S. Perkins
Elizabeth T. Kennan                 George Putnam, III
Lawrence J. Lasser                  W. Nicholas Thorndike



WE URGE YOU TO MARK, SIGN, DATE, AND MAIL THE
ENCLOSED PROXY IN THE POSTAGE-PAID ENVELOPE
PROVIDED SO YOU WILL BE REPRESENTED AT THE
MEETING.

November 11, 1994

PROXY STATEMENT

THIS DOCUMENT WILL GIVE YOU THE INFORMATION YOU NEED TO VOTE ON THE MATTERS LISTED ON THE PREVIOUS PAGE. MUCH OF THE INFORMATION IN THE PROXY STATEMENT IS REQUIRED UNDER RULES OF THE SECURITIES AND EXCHANGE COMMISSION (SEC); SOME OF IT IS TECHNICAL. IF THERE IS ANYTHING YOU DON'T UNDERSTAND, PLEASE CONTACT US AT OUR SPECIAL TOLL-FREE NUMBER, 1-800-225-1581, OR CALL YOUR FINANCIAL ADVISER.

WHO IS ASKING FOR MY VOTE?

THE ENCLOSED PROXY IS SOLICITED BY THE TRUSTEES OF PUTNAM MANAGED HIGH YIELD TRUST for use at the Meeting of Shareholders to be held on February 2, and, if the meeting is adjourned, at any later meetings, for the purposes stated in the Notice of Meeting (see previous page).

HOW DO THE FUND'S TRUSTEES RECOMMEND THAT SHAREHOLDERS VOTE ON
THESE PROPOSALS?

The Trustees recommend that you vote

1.   For the election of all nominees and

2. For selecting Price Waterhouse LLP as independent auditors for the fund.

WHO IS ELIGIBLE TO VOTE?

Shareholders of record at the close of business on November 11, 1994, are entitled to be present and to vote at the meeting or any adjourned meeting. The Notice of Meeting, the proxy, and the Proxy Statement have been mailed to shareholders of record on or about November 11, 1994.

Each share is entitled to one vote. Shares represented by duly executed proxies will be voted in accordance with shareholders' instructions. If you sign the proxy, but don't fill in a vote, your shares will be voted in accordance with the Trustees' recommendations. If any other business is brought before the meeting, your shares will be voted at the Trustees' discretion. THE PROPOSALS


1.  ELECTION OF TRUSTEES

WHAT ARE THE TRUSTEES' RESPONSIBILITIES?

The fund's Trustees are responsible for the general oversight of the fund's business, including the selection of the fund's investment manager, principal distributor, shareholder servicing agent, custodian, auditors, legal counsel, and other persons engaged to provide services necessary for the operation of the fund.

WHO ARE THE FUND'S TRUSTEES?

The 12 nominees for election as Trustees at the shareholder meeting who receive the greatest number of votes will be elected Trustees. All the nominees have been recommended by the nominating committee, which consists solely of Trustees who are not "interested persons" (as defined in the Investment Company Act of 1940) of the fund or of Putnam Investment Management, Inc., the fund's investment manager ("Putnam Management"). All the nominees are presently Trustees of the fund, except for Mrs. Baxter and Mr. Smith. Each of the current Trustees was elected by the sole shareholder in May, 1993 except for Messrs. Estin, Lasser and Putnam, III who were elected by the Trustees on July 8, 1993. All of the nominees of this fund are also Trustees of all other Putnam funds.

The Trustees serve until their successors are elected and qualified. Each of the nominees has agreed to serve as a Trustee if elected. If any of the nominees is unavailable for election at the time of the meeting, which is not anticipated, the Trustees may vote for other nominees in their discretion, or the Trustees may vote to fix the number of Trustees at less than 12.

NOTE: Except as indicated, the principal occupations and business experience of the nominees for the last five years have been with the employers indicated, although in some cases they have held different positions with those employers.

NOMINEES FOR TRUSTEES

JAMESON ADKINS BAXTER    [Photograph of Jameson Baxter]

President, Baxter Associates, Inc. (consultants to management). Prior to 1992, Vice President and Principal, Regency Group, Inc. and Consultant, The First Boston Corporation. Also, Director, Banta Corporation, Avondale Federal Savings Bank, and ASHTA Chemicals, Inc. Chairman Emeritus of the Board of Trustees, Mount Holyoke College. Member of Board of Governors, Good Shepherd Hospital. Age, 51.

HANS H. ESTIN   [Photograph of Hans Estin]

Vice Chairman, North American Management Corp. (a registered investment adviser). Also, Director, The Boston Company, Inc., and Boston Safe Deposit and Trust Company. Member, Massachusetts
General Hospital. Trustee, New England Aquarium. Age, 66.

JOHN A. HILL   [Photograph of John Hill]

Chairman and Managing Director, First Reserve Corporation (a registered investment adviser). Prior to 1989, General Partner, Meridien Capital Corporation (a venture capital investment firm). Also, Director, Snyder Oil Corporation, Maverick Tube Corporation, PetroCorp Incorporated, various private companies controlled by First Reserve Corporation, and various First Reserve Funds. Age, 52.

ELIZABETH T. KENNAN  [photograph of Elizabeth Kennan]

President, Mount Holyoke College. Also, Director, NYNEX
Corporation, Northeast Utilities, the Kentucky Home Life
Insurance Companies, and Talbots. Trustee, University of Notre
Dame. Age, 56.

NOMINEES FOR TRUSTEES

LAWRENCE J. LASSER*    [Photograph of Lawrence Lasser]

President, Chief Executive Officer, and Director of Putnam Investments, Inc., and Putnam Management. Vice President of the Putnam funds. Director, Marsh & McLennan Companies, Inc., and INROADS/Central New England Inc. Member, Board of Overseers, Museum of Science, Museum of Fine Arts, and Isabella Stewart Gardner Museum, Boston. Also, Trustee, Beth Israel Hospital and Buckingham, Browne and Nichols School. Age, 52.

ROBERT E. PATTERSON   [Photograph of Robert Patterson]

Executive Vice President of Cabot Partners Limited Partnership (a registered investment adviser). Also, Vice Chairman, Joslin Diabetes Center. Director, Brandywine Trust Company. From May 1987 to October 1990, Executive Vice President of Cabot, Cabot & Forbes Realty Advisors, Inc. (predecessor of Cabot Partners Limited Partnership). Age, 49.

DONALD S. PERKINS    [Photograph of Donald Perkins]

Director of various corporations, including American Telephone & Telegraph Company, AON Corp., Cummins Engine Company, Inc., Illinois Power Co., Inland Steel Industries, Inc., K mart Corporation, LaSalle Street Fund, Inc., Springs Industries, Inc., and Time Warner Inc. Also, Trustee and Vice Chairman, Northwestern University. Chairman, The Hospital Research and Education Trust. Member, The Business Council. Founding Chairman, the Civic Committee of the Commercial Club of Chicago. Age, 67.

WILLIAM F. POUNDS   [Photograph of William Pounds]

Vice Chairman. Professor of Management, Alfred P. Sloan School of Management, Massachusetts Institute of Technology. Director, IDEXX Laboratories, Inc., M/A-COM, Inc., EG&G, Inc., Perseptive Biosystems, Inc., Management Sciences For Health, Inc., and Sun Company, Inc. Also, Trustee, Museum of Fine Arts, Boston, and Overseer, WGBH Educational Foundation. Age, 66.

GEORGE PUTNAM*  [Photograph of George Putnam]

Chairman and President of the Putnam funds. Chairman and Director of Putnam Management and Putnam Mutual Funds Corp. Also, Director, The Boston Company, Inc., Boston Safe Deposit and Trust Company, Freeport-McMoRan, Inc., General Mills, Inc., Houghton Mifflin Company, Marsh & McLennan Companies, Inc., and Rockefeller Group, Inc. Trustee, Massachusetts General Hospital, McLean Hospital, Vincent Memorial Hospital, WGBH Educational Foundation, The Colonial Williamsburg Foundation, and Museum of Fine Arts, Boston. Age, 68.

GEORGE PUTNAM, III*  [Photograph of George Putnam, III]

President, New Generation Research, Inc. (publisher of financial information). Director, World Environment Center and
Massachusetts Audubon Society. Trustee, Sea Education Association and St. Mark's School. Also, Overseer, New England Medical
Center. Age, 43.

A.J.C. SMITH*  [Photograph of A.J.C. Smith]

Chairman and Chief Executive Officer, Marsh & McLennan Companies,
Inc. Also, Trustee of The American Institute for Chartered
Property Casualty Underwriters, the Central Park Conservancy, and the Carnegie Hall Society. Age, 60.

NOMINEES FOR TRUSTEES

W. NICHOLAS THORNDIKE  [Photograph of W. Nicholas Thorndike]

Director of various corporations and charitable organizations, including Providence Journal Co. and Courier Corporation. Also, Trustee, Bradley Real Estate Trust, Eastern Utilities Associates, Massachusetts General Hospital, and Northeastern University. Prior to December 1988, Chairman of the Board and Managing Partner of Wellington Management Company/Thorndike, Doran, Paine & Lewis (a registered investment adviser). Age, 61.

* Nominees who are "interested persons" (as defined in the Investment Company Act of 1940) of the fund, Putnam Management, and Putnam Mutual Funds Corp. ("Putnam Mutual Funds"), the principal underwriter for all the open-end Putnam funds and an affiliate of Putnam Management. Messrs. Putnam, Lasser, and Smith are deemed "interested persons" of the fund, Putnam Management, and Putnam Mutual Funds by virtue of their positions as officers or shareholders of the fund, or directors of Putnam Management, Putnam Mutual Funds, or Marsh & McLennan Companies, Inc., the parent company of Putnam Management and Putnam Mutual Funds. Mr. George Putnam, III, Mr. Putnam's son, is also an "interested person" of the fund, Putnam Management, and Putnam Mutual Funds. The balance of the nominees are not "interested persons."

Nominees for Trustees

Jameson Adkins Baxter    [Photograph of Jameson Baxter]

President, Baxter Associates, Inc. (consultants to management). Prior to 1992, Vice President and Principal, Regency Group, Inc. and Consultant, The First Boston Corporation. Also, Director, Banta Corporation, Avondale Federal Savings Bank, and ASHTA Chemicals, Inc. Chairman Emeritus of the Board of Trustees, Mount Holyoke College. Member of Board of Governors, Good Shepherd Hospital. Age, 51.

HANS H. ESTIN   [Photograph of Hans Estin]

Vice Chairman, North American Management Corp. (a registered investment adviser). Also, Director, The Boston Company, Inc., and Boston Safe Deposit and Trust Company. Member, Massachusetts
General Hospital. Trustee, New England Aquarium. Age, 66.

JOHN A. HILL   [Photograph of John Hill]

Chairman and Managing Director, First Reserve Corporation (a registered investment adviser). Prior to 1989, General Partner, Meridien Capital Corporation (a venture capital investment firm). Also, Director, Snyder Oil Corporation, Maverick Tube Corporation, PetroCorp Incorporated, various private companies controlled by First Reserve Corporation, and various First Reserve Funds. Age, 52.

ELIZABETH T. KENNAN  [photograph of Elizabeth Kennan]

President, Mount Holyoke College. Also, Director, NYNEX
Corporation, Northeast Utilities, the Kentucky Home Life
Insurance Companies, and Talbots. Trustee, University of Notre
Dame. Age, 56.

NOMINEES FOR TRUSTEES

LAWRENCE J. LASSER*    [Photograph of Lawrence Lasser]

President, Chief Executive Officer, and Director of Putnam Investments, Inc., and Putnam Management. Vice President of the Putnam funds. Director, Marsh & McLennan Companies, Inc., and INROADS/Central New England Inc. Member, Board of Overseers, Museum of Science, Museum of Fine Arts, and Isabella Stewart Gardner Museum, Boston. Also, Trustee, Beth Israel Hospital and Buckingham, Browne and Nichols School. Age, 52.

ROBERT E. PATTERSON   [Photograph of Robert Patterson]

Executive Vice President of Cabot Partners Limited Partnership (a registered investment adviser). Also, Vice Chairman, Joslin Diabetes Center. Director, Brandywine Trust Company. From May 1987 to October 1990, Executive Vice President of Cabot, Cabot & Forbes Realty Advisors, Inc. (predecessor of Cabot Partners Limited Partnership). Age, 49.

DONALD S. PERKINS    [Photograph of Donald Perkins]

Director of various corporations, including American Telephone & Telegraph Company, AON Corp., Cummins Engine Company, Inc., Illinois Power Co., Inland Steel Industries, Inc., K mart Corporation, LaSalle Street Fund, Inc., Springs Industries, Inc., and Time Warner Inc. Also, Trustee and Vice Chairman, Northwestern University. Chairman, The Hospital Research and Education Trust. Member, The Business Council. Founding Chairman, the Civic Committee of the Commercial Club of Chicago. Age, 67.

WILLIAM F. POUNDS   [Photograph of William Pounds]

Vice Chairman. Professor of Management, Alfred P. Sloan School of Management, Massachusetts Institute of Technology. Director, IDEXX Laboratories, Inc., M/A-COM, Inc., EG&G, Inc., Perseptive Biosystems, Inc., Management Sciences For Health, Inc., and Sun Company, Inc. Also, Trustee, Museum of Fine Arts, Boston, and Overseer, WGBH Educational Foundation. Age, 66.

GEORGE PUTNAM*  [Photograph of George Putnam]

Chairman and President of the Putnam funds. Chairman and Director of Putnam Management and Putnam Mutual Funds Corp. Also, Director, The Boston Company, Inc., Boston Safe Deposit and Trust Company, Freeport-McMoRan, Inc., General Mills, Inc., Houghton Mifflin Company, Marsh & McLennan Companies, Inc., and Rockefeller Group, Inc. Trustee, Massachusetts General Hospital, McLean Hospital, Vincent Memorial Hospital, WGBH Educational Foundation, The Colonial Williamsburg Foundation, and Museum of Fine Arts, Boston. Age, 68.

GEORGE PUTNAM, III*  [Photograph of George Putnam, III]

President, New Generation Research, Inc. (publisher of financial information). Director, World Environment Center and
Massachusetts Audubon Society. Trustee, Sea Education Association and St. Mark's School. Also, Overseer, New England Medical
Center. Age, 43.

A.J.C. SMITH*  [Photograph of A.J.C. Smith]

Chairman and Chief Executive Officer, Marsh & McLennan Companies,
Inc. Also, Trustee of The American Institute for Chartered
Property Casualty Underwriters, the Central Park Conservancy, and the Carnegie Hall Society. Age, 60.

NOMINEES FOR TRUSTEES

W. NICHOLAS THORNDIKE  [Photograph of W. Nicholas Thorndike]

Director of various corporations and charitable organizations, including Providence Journal Co. and Courier Corporation. Also, Trustee, Bradley Real Estate Trust, Eastern Utilities Associates, Massachusetts General Hospital, and Northeastern University. Prior to December 1988, Chairman of the Board and Managing Partner of Wellington Management Company/Thorndike, Doran, Paine & Lewis (a registered investment adviser). Age, 61.

* Nominees who are "interested persons" (as defined in the Investment Company Act of 1940) of the fund, Putnam Management, and Putnam Mutual Funds Corp. ("Putnam Mutual Funds"), the principal underwriter for all the open-end Putnam funds and an affiliate of Putnam Management. Messrs. Putnam, Lasser, and Smith are deemed "interested persons" of the fund, Putnam Management, and Putnam Mutual Funds by virtue of their positions as officers or shareholders of the fund, or directors of Putnam Management, Putnam Mutual Funds, or Marsh & McLennan Companies, Inc., the parent company of Putnam Management and Putnam Mutual Funds. Mr. George Putnam, III, Mr. Putnam's son, is also an "interested person" of the fund, Putnam Management, and Putnam Mutual Funds. The balance of the nominees are not "interested persons."

DO THE TRUSTEES HAVE A STAKE IN THE FUND?

The Trustees believe it is important that each Trustee have a significant investment in the Putnam funds. The Trustees allocate their investments among the more than 80 Putnam funds based on their own investment needs. The table below lists the Trustees' current investments in the fund and in the Putnam funds as a group.

SHARE OWNERSHIP BY TRUSTEES AND NOMINEES
                     Number of    Number of
                     shares       shares of all
    Year first       of the       Putnam funds
 Trustees and        elected as   fund owned as  owned as
 Nominees            Trustee      of 9/30/94*    of 9/30/94+
- -----------------------------------------------------------------
JAMESON ADKINS BAXTER               1993                   300
24,189
HANS H. ESTIN          1993         100              29,568
JOHN A. HILL           1993         100             167,402
ELIZABETH T. KENNAN    1993         100 (1)          15,469
LAWRENCE J. LASSER     1993         100             294,144
ROBERT E. PATTERSON    1993         200              54,788
DONALD S. PERKINS      1993         420             257,131
WILLIAM F. POUNDS      1993         500             373,629
GEORGE PUTNAM          1993         785           1,255,067
GEORGE PUTNAM, III     1993         500              65,527
A.J.C. SMITH            --          200              30,444
W. NICHOLAS THORNDIKE  1993         109              55,150
- -----------------------------------------------------------------
(1) In addition, Mrs. Kennan is the custodian of a trust for her son which owns 111 shares of the fund.

* As of September 30, 1994, the Trustees, nominees and officers of the fund owned a total of 3,414 shares of the fund comprising less than 1% of the outstanding shares of the fund on that date. With respect to all of these shares, the Trustees, nominees and officers individually have sole investment power and sole voting power.

+ These holdings do not include shares of Putnam money market funds.

HOW OFTEN DO THE TRUSTEES MEET AND WHAT ARE THEY PAID?

The tables below show the number of meetings of the Trustees and certain committees during the past fiscal year, as well as the fees paid to the Trustees for their services. The fund pays the fees of all the Trustees. Each Trustee also receives fees for serving as Trustee of other Putnam funds. The Trustees periodically review their fees to assure that such fees continue to be appropriate in light of their responsibilities as well as in relation to fees paid to trustees of other mutual fund complexes.



MEETINGS OF THE TRUSTEES

For the Fiscal Year Ended May 31, 1994
- --------------------------------------------------------------
Full Board of Trustees meetings                       11

Audit Committee meetings                                    3

Nominating Committee meetings                               2
- ---------------------------------------------------------------

Trustee's Fees
- ---------------------------------------------------------------
Annual retainer fee per Trustee                     $810

Additional attendance fee per
Trustees' meeting                                     $9

Aggregate fees paid to all Trustees for the
year*                                             $8,452
- ---------------------------------------------------------------

*Includes both annual fees and fees for attendance at Trustees' meetings and certain committee meetings.

For additional information about the fund, including further information about its Trustees and officers and about Putnam Management, the fund's investment adviser, please see "Further Information About Putnam Investment Management, Inc.," on page 14.

2.  SELECTION OF INDEPENDENT AUDITORS

Price Waterhouse LLP, 160 Federal Street, Boston, Massachusetts, independent accountants, has been selected by the Trustees as auditors of the fund for the current fiscal year. One of the country's preeminent accounting firms, this firm also serves as the auditor for approximately half of the other funds in the Putnam family. It was selected primarily on the basis of its expertise as auditors of investment companies, the quality of its audit services, and the competitiveness of the fees charged for these services.

A majority of the votes on the matter is necessary to ratify the selection of auditors. A representative of the independent auditors is expected to be present at the meeting to make statements and to respond to appropriate questions.

FURTHER INFORMATION ABOUT VOTING AND THE SHAREHOLDER MEETING

QUORUM AND METHODS OF TABULATION. A majority of the shares entitled to vote -- present in person or represented by proxy -- constitutes a quorum for the transaction of business with respect to any proposal at the meeting (unless otherwise noted in the proxy statement). Shares represented by proxies that reflect abstentions and "broker non-votes" (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and
(ii) the broker or nominee does not have the discretionary voting power on a particular matter) will be counted as shares that are present and entitled to vote on the matter for purposes of determining the presence of a quorum. Votes cast by proxy or in person at the meeting will be counted by persons appointed by the fund as tellers for the meeting.

The tellers will count the total number of votes cast "for" approval of the proposals for purposes of determining whether sufficient affirmative votes have been cast. With respect to the election of Trustees and selection of auditors, neither abstentions nor broker non-votes have any effect on the outcome of the proposal. With respect to any other proposals, abstentions and broker non-votes have the effect of a negative vote on the proposal.

OTHER BUSINESS. The Trustees know of no other business to be brought before the meeting. However, if any other matters properly come before the meeting, it is their intention that proxies that do not contain specific restrictions to the contrary will be voted on such matters in accordance with the judgment of the persons named as proxies in the enclosed form of proxy.

SIMULTANEOUS MEETINGS. The meeting of shareholders of the fund is called to be held at the same time as the meetings of shareholders of certain of the other Putnam funds. It is anticipated that all meetings will be held simultaneously. If any shareholder at the meeting objects to the holding of a simultaneous meeting and moves for an adjournment of the meeting to a time promptly after the simultaneous meetings, the persons named as proxies will vote in favor of such adjournment.

SOLICITATION OF PROXIES. In addition to soliciting proxies by mail, Trustees of the fund and employees of Putnam Management, Putnam Fiduciary Trust Company, and Putnam Mutual Funds may solicit proxies in person or by telephone. The fund may also arrange to have votes recorded by telephone. The telephone voting procedure is designed to authenticate shareholders' identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions and to confirm that their instructions have been properly recorded. The fund has been advised by counsel that these procedures are consistent with the requirements of applicable law. If these procedures were subject to a successful legal challenge, such votes would not be counted at the meeting. The fund is unaware of any such challenge at this time. Shareholders would be called at the phone number Putnam Investments has in its records for their accounts, and would be asked for their Social Security number or other identifying information. The shareholders would then be given an opportunity to authorize proxies to vote their shares at the meeting in accordance with their instructions. To ensure that the shareholders' instructions have been recorded correctly, they will also receive a confirmation of their instructions in the mail. A special toll-free number will be available in case the information contained in the confirmation is incorrect.

Persons holding shares as nominees will upon request be reimbursed for their reasonable expenses in soliciting instructions from their principals. The fund has retained at its expense Management Information Services Corp, 61 Accord Park Drive, Norwell, Massachusetts 02061, to aid in the solicitation instructions for nominee accounts, for a fee not to exceed $2,500 plus reasonable out-of-pocket expenses.

REVOCATION OF PROXIES. Proxies, including proxies given by telephone, may be revoked at any time before they are voted by a written revocation received by the Clerk of the fund, by properly executing a later-dated proxy or by attending the meeting and voting in person.

DATE FOR RECEIPT OF SHAREHOLDERS' PROPOSALS FOR THE NEXT ANNUAL MEETING. It is anticipated that the fund's next annual meeting of shareholders will be held in October 1996. Shareholder proposals to be included in the fund's proxy statement for the next annual meeting must be received by the fund before March 31, 1996.

ADJOURNMENT. If sufficient votes in favor of any of the proposals set forth in the Notice of the Meeting are not received by the time scheduled for the meeting, the persons named as proxies may propose adjournments of the meeting for a period or periods of not more than 60 days in the aggregate to permit further solicitation of proxies with respect to any of such proposals. Any adjournment will require the affirmative vote of a majority of the votes cast on the question in person or by proxy at the session of the meeting to be adjourned. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of such proposals. They will vote against any such adjournment those proxies required to be voted against any of such proposals. The fund pays the costs of any additional solicitation and of any adjourned session. Any proposals for which sufficient favorable votes have been received by the time of the meeting may be acted upon and considered final regardless of whether the meeting is adjourned to permit additional solicitation with respect to any other proposal.

FINANCIAL INFORMATION. A copy of the fund's annual report for its most recent fiscal year, including financial statements, has previously been mailed to shareholders.

FURTHER INFORMATION ABOUT PUTNAM INVESTMENT MANAGEMENT, INC.

PUTNAM INVESTMENT MANAGEMENT, INC. and its affiliate, Putnam Fiduciary Trust Company, the fund's investor servicing agent and custodian, are wholly owned by Putnam Investments, Inc., One Post Office Square, Boston, Massachusetts 02109, a holding company that is in turn wholly owned by Marsh & McLennan Companies, Inc., which has executive offices at 1166 Avenue of the Americas, New York, New York 10036. Marsh & McLennan Companies, Inc., and its operating subsidiaries are professional services firms with insurance and reinsurance brokering, consulting, and investment management businesses. A certified balance sheet of Putnam Management is attached to this Proxy Statement as Exhibit A.

The directors of Putnam Management are George Putnam, Lawrence J. Lasser, and Gordon H. Silver. Mr. Lasser is the principal executive officer of Putnam Management. The principal occupations of Messrs. Putnam, Lasser, and Silver are as officers and directors of Putnam Management and certain of its corporate affiliates. The address of Putnam Management and the business address of the directors and officers of Putnam Management is One Post Office Square, Boston, Massachusetts 02109.

In addition to its services to the fund, Putnam Management acts as investment adviser or subadviser of other publicly owned investment companies having differing investment objectives.

Putnam Management is also affiliated with The Putnam Advisory Company, Inc., which together with its subsidiaries furnishes investment advice to domestic and foreign institutional clients and mutual funds. Another affiliate, Putnam Fiduciary Trust Company, provides investment advice to institutional clients under its banking and fiduciary powers. The advisory fees charged by such firms to their institutional clients are generally at lower rates than those charged the Putnam funds. The services performed and responsibilities assumed by these firms for such clients are, however, not as extensive as those performed or assumed by Putnam Management for the Putnam funds.

Some officers and directors of Putnam Management, including some who are officers of the fund, serve as officers or directors of some of these affiliates. Putnam Management may also enter into other businesses.

THE MANAGEMENT CONTRACT. Putnam Management serves as investment manager of the fund pursuant to a Management Contract. The management fee payable under the Contract is based on the following annual rates: 0.55% of the first $500 million of the average net asset value of the fund, 0.48% of the next $500 million, 0.44% of the next $500 million, and 0.40% of any excess over $1.5 billion. Management fees are payable quarterly, based on the average net assets of the fund as determined at the close of each business week. Such fees are in addition to the compensation of Trustees and certain officers and other expenses borne by the fund. The compensation payable to Putnam Management is subject to reduction or reimbursement to the extent that expenses of the fund in any fiscal year exceed the limits on investment company expenses imposed by any statute or regulatory authority in any jurisdiction where shares of the fund are qualified for offer and sale. The term "expenses" is defined in the statutes and regulations of such jurisdictions and, generally speaking, excludes brokerage commissions, taxes, interest and extraordinary expenses. The fee payable to Putnam Management is also subject to reduction by the amount of certain possible commissions, fees, brokerage or similar payments received by Putnam Mutual Funds, less expenses approved by the Trustees of the fund, in respect of purchases and sales of the fund's portfolio investments. The fees paid to Putnam Management in the most recent fiscal year are shown below in "Further information about the fund."

Under the Contract, subject to such policies as the Trustees may determine, Putnam Management, at its expense, furnishes continuously an investment program for the fund and makes investment decisions on behalf of the fund and places all orders for the purchase and sale of the fund's portfolio securities. Putnam Management may place fund portfolio transactions with broker-dealers that furnish Putnam Management, without cost to it, certain brokerage and research services of value to Putnam Management and its affiliates in advising the fund and other clients. In so doing, Putnam Management may cause the fund to pay greater brokerage commissions than it might otherwise pay. See "Brokerage and research services" below.

The Contract provides that Putnam Management shall not be subject to any liability to the fund or to any shareholder of the fund for any act or omission in the course of or connected with rendering services thereunder in the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations and duties.

The Contract may be terminated without penalty upon 30 days' written notice by Putnam Management, by the Trustees of the fund, or by the affirmative vote of the holders of a "majority of the outstanding voting securities" of the fund (as defined in the Investment Company Act of 1940). It may be amended only by an affirmative vote of the holders of a majority of the outstanding voting securities of the fund and by a majority of the Trustees who are not "interested persons" of the fund or Putnam Management.

The Contract will terminate automatically if it is assigned, or unless its continuance is approved at least annually by either the Trustees or shareholders of the fund and in either case by a majority of the Trustees who are not "interested persons" of Putnam Management or the fund.

ADMINISTRATIVE SERVICES CONTRACT. Under an Administrative Services Contract between the fund and Putnam Management, Putnam Management, at its own expense and subject to the control of the Trustees, manages, supervises, and conducts the non-investment related affairs and business of the fund, furnishes office space and equipment, and provides bookkeeping and clerical services (including determination of the fund's net asset value, but excluding transfer agency services). As compensation for the services rendered, facilities furnished, and expenses borne by Putnam Management under the Administrative Services Contract, the fund pays Putnam Management a quarterly fee based on the fund's average net asset value (determined as described below) at the annual rate of 0.20% of the first $500 million of the average net asset value of the fund, 0.17% of the next $500 million, 0.16% of the next $500 million, and 0.15% of any excess over $1.5 billion of such average net asset value.

Under the terms and conditions of the Administrative Services Contract, in addition to the fee paid to Putnam Management, the fund also pays, or reimburses Putnam Management for, the compensation and related expenses of certain officers of the fund and their assistants. Currently, the fund is reimbursing Putnam Management for a portion of the compensation and related expenses of certain officers of the fund who provide certain administrative services to the fund and the other Putnam funds, each of which bears an allocated share of the costs. The aggregate amount of all such payments and reimbursements is determined annually by the Trustees, and the amount paid in the most recent fiscal year is set forth in "Further information about the fund." Putnam Management pays all other salaries of officers of the fund. The fund pays all expenses not assumed by Putnam Management including, without limitation, auditing, legal, custodial, investor servicing agent and shareholder reporting expenses.

The Administrative Services Contract provides that Putnam Management shall not be subject to any liability to the fund or to any shareholder of the fund for any act or omission in the course of or connected with rendering services to the fund in the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of its duties on the part of Putnam Management.

INVESTMENT DECISIONS. Investment decisions for the fund and for the other investment advisory clients of Putnam Management and its affiliates are made with a view to achieving each client's respective investment objectives. Investment decisions are the product of many factors in addition to basic suitability for the particular client involved. Thus, a particular security may be bought and sold for some clients even though it could have been bought or sold for other clients at the same time. Likewise, a particular security may be bought for some clients when other clients are selling the security. In some cases, one client may sell a particular security to another client. When two or more clients simultaneously purchase or sell the same security, each day's transactions in the security are, insofar as possible, averaged as to price and allocated between the clients in a manner which in the opinion of Putnam Management is equitable to each and in accordance with the total amount of the security being purchased or sold by each. There may be circumstances when purchases or sales of portfolio securities for one or more clients will have an adverse effect on other clients.

BROKERAGE AND RESEARCH SERVICES. Transactions on U.S. stock exchanges, commodities markets and futures markets, and other agency transactions involve the payment by the fund of negotiated brokerage commissions. Such commissions vary among different brokers. A particular broker may charge different commissions according to such factors as the difficulty and size of the transaction. Transactions in foreign investments often involve the payment of fixed brokerage commissions, which may be higher than those in the United States. There is generally no stated commission in the case of securities traded in the over-the-counter markets, but the price paid by the fund usually includes an undisclosed dealer commission or markup. In underwritten offerings, the price paid by the fund includes a disclosed, fixed commission or discount retained by the underwriter or dealer.

It has for many years been a common practice in the investment advisory business for advisers of investment companies and other institutional investors to receive "brokerage and research services" (as defined in the Securities Exchange Act of 1934, as amended (the "1934 Act")) from broker-dealers that execute portfolio transactions for the clients of such advisers and from third parties with which such broker-dealers have arrangements. Consistent with this practice, Putnam Management receives brokerage and research services and other similar services from many broker-dealers with which Putnam Management places the fund's portfolio transactions and from third parties with which these broker-dealers have arrangements. These services include such matters as general economic and market reviews, industry and company reviews, evaluations of investments, recommendations as to the purchase and sale of investments, newspapers, magazines, pricing services, quotation services, news services, and personal computers utilized by Putnam Management's managers and analysts. Where the services referred to above are not used exclusively by Putnam Management for research purposes, Putnam Management, based upon its own allocations of expected use, bears the portion of the cost of these services that directly relates to their non-research use. Some of these services are of value to Putnam Management and its affiliates in advising various of their clients (including the fund), although not all of these services are necessarily useful and of value in managing the fund. The management fee paid by the fund is not reduced because Putnam Management and its affiliates receive these services even though Putnam Management might otherwise be required to purchase some of these services for cash.

Putnam Management places all orders for the purchase and sale of portfolio investments for the fund and buys and sells investments for the fund through a substantial number of brokers and dealers. In so doing, Putnam Management uses its best efforts to obtain for the fund the most favorable price and execution available, except to the extent it may be permitted to pay higher brokerage commissions as described below. In seeking the most favorable price and execution, Putnam Management, having in mind the fund's best interests, considers all factors it deems relevant, including, by way of illustration, price, the size of the transaction, the nature of the market for the security or other investment, the amount of the commission, the timing of the transaction taking into account market prices and trends, the reputation, experience, and financial stability of the broker-dealer involved, and the quality of service rendered by the broker-dealer in other transactions.

As permitted by Section 28(e) of the 1934 Act, and by the Management Contract, Putnam Management may cause the fund to pay a broker-dealer that provides "brokerage and research services" (as defined in the 1934 Act) to Putnam Management an amount of disclosed commission for effecting securities transactions on stock exchanges and other transactions for the fund on an agency basis in excess of the commission which another broker-dealer would have charged for effecting that transaction. Putnam Management's authority to cause the fund to pay any such greater commissions is also subject to such policies as the Trustees may adopt from time to time. Putnam Management does not currently intend to cause the fund to make such payments except to the extent necessary, in its judgment, to obtain the overall best net price and execution for the fund's portfolio transactions. It is the position of the staff of the Securities and Exchange Commission that Section 28(e) does not apply to the payment of such greater commissions in "principal" transactions. Accordingly, Putnam Management will use its best efforts to obtain the most favorable price and execution available with respect to such transactions, as described above.

The Management Contract provides that commissions, fees, brokerage, or similar payments received by Putnam Management or an affiliate in connection with the purchase and sale of portfolio investments of the fund, less any direct expenses approved by the Trustees, shall be recaptured by the fund through a reduction of the fee payable by the fund under the Management Contract. Putnam Management seeks to recapture for the fund soliciting dealer fees on the tender of the fund's portfolio securities in tender or exchange offers. Any such fees which may be recaptured are likely to be minor in amount.

Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc., and subject to seeking the most favorable price and execution available and such other policies as the Trustees may determine, Putnam Management may consider sales of shares of the fund (and, if permitted by law, of the other Putnam funds) as a factor in the selection of broker-dealers to execute portfolio transactions for the fund.

PAYMENTS TO AN AFFILIATE OF PUTNAM MANAGEMENT. Putnam Fiduciary Trust Company is the fund's investor servicing agent and custodian. The investor servicing fees and custodian fees paid to Putnam Fiduciary Trust Company in the fund's most recent fiscal year are set forth below under "Further information about the fund."

FURTHER INFORMATION ABOUT THE FUND

TRUSTEE COMPENSATION. Each Trustee of the fund receives an annual fee, and an additional fee for each Trustees' meeting attended. Trustees who are not "interested persons" of Putnam Management and who serve on committees of the Trustees receive additional fees for attendance at certain committee meetings. The annual fee paid, the number of Trustees' meetings held, and the aggregate fees paid to all Trustees are set forth in the section on Trustees' compensation under Proposal 1.

The fund's Trustees have approved Retirement Guidelines for Trustees of the Putnam funds. These guidelines provide generally that a Trustee who retires after reaching age 72 and who has at least 10 years of continuous service will be eligible to receive a retirement benefit from each Putnam fund for which he or she served as a Trustee. The amount and form of such benefit is subject to determination annually by the Trustees and, except as otherwise determined by the Trustees, will be an annual cash benefit equal to one-half of the Trustee retainer paid by the fund at the time of retirement. Several retired Trustees of the fund are currently receiving retirement benefits pursuant to these Guidelines and it is anticipated that the current Trustees of the fund will receive similar benefits upon their retirement. The Trustees of the fund reserve the right to amend or terminate such Guidelines and the related payments at any time, and may modify or waive the foregoing eligibility requirements when deemed appropriate.

The Agreement and Declaration of Trust of the fund provides that the fund will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the fund, except if it is determined in the manner specified in the Agreement and Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the fund or that such indemnification would relieve any officer or Trustee of any liability to the fund or its shareholders arising by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties. The fund, at its expense, provides liability insurance for the benefit of its Trustees and officers.

AUDIT AND NOMINATING COMMITTEES. The voting members of the Audit Committee of the fund include only Trustees who are not "interested persons" of the fund or Putnam Management. The Audit Committee recommends to the Trustees the independent public accountants to be selected as auditors for the fund. It also reviews the performance, scope of work, and compensation of such auditors, and reviews with such auditors the quality, accounting controls, procedures, and adequacy of the accounting services rendered to the fund by Putnam Management and by the fund's investor servicing agent and custodian. The Audit Committee reports to the Trustees the results of its inquiries. The Audit Committee currently consists of Messrs. Estin (Chairman), Perkins, Putnam, III (without vote), and Mrs. Kennan. If elected as a Trustee, Mr. Smith (without vote) is proposed to be added to the Audit Committee.

The Nominating Committee consists only of Trustees who are not "interested persons" of the fund or Putnam Management. It recommends to the Trustees persons to be elected as Trustees and as Chairman, Vice Chairman, President, and certain other officers of the fund. The Nominating Committee will consider individuals proposed by a shareholder for election as a Trustee.
Shareholders wishing to submit the name of any individual must submit in writing a brief description of the proposed nominee's business experience and other information relevant to the qualifications of the individual to serve as a Trustee of the fund. The Nominating Committee currently consists of Mrs. Kennan and Dr. Pounds (Co-chairpersons), and Messrs. Estin, Hill, Patterson, Perkins and Thorndike. If elected as a Trustee, Mrs. Baxter is proposed to be added to the Nominating Committee.

In addition to George Putnam and Lawrence J. Lasser, the officers of the fund are Patricia C. Flaherty, Senior Vice President, Charles E. Porter, Executive Vice President, Gordon H. Silver, Gary N. Coburn, Edward H. D'Alelio, Jennifer E. Leichter, the fund's portfolio manager, William N. Shiebler, President of Putnam Mutual Funds, John R. Verani and Paul M. O'Neil, each of whom serves as a Vice President, John D. Hughes, Vice President and Treasurer, and Beverly Marcus, Clerk of the fund. All of the officers of the fund are employees of Putnam Management or its affiliates. Because of their positions with Putnam Management or its affiliates or their ownership of stock of Marsh & McLennan Companies, Inc., the parent corporation of Putnam Management, Messrs. Putnam, Putnam, III, Lasser and Smith (nominees for Trustees of the fund), as well as the officers of the fund, will benefit from the management fees, custodian fees, and investor servicing fees paid or allowed by the fund.

ASSETS OF THE FUND
SHARES OUTSTANDING
- -----------------------------------------------------------------
    Net assets of the fund as of
    September 30, 1994                           $96,748,408

    Shares of the fund outstanding and
    authorized to vote as of
    September 30, 1994                      7,507,107 shares

    Persons beneficially owning more than 5%
    of the fund's shares as of
    September 30, 1994                                  None


FOR THE FISCAL YEAR ENDED MAY 31, 1994
MANAGEMENT CONTRACT
- -----------------------------------------------------------------
    The management contract dated June 4,
    1993, was approved by the sole
    shareholder on that date and was last
    approved by the Trustees on
    January 7, 1994.

    Management and Administrative Services
    fees paid to Putnam Management                  $743,865

    Reimbursement paid by the fund to Putnam
    Management for compensation and related
    expenses including employee benefit plan
    contributions for the fund's Executive Vice
    President (Charles E. Porter), Senior Vice
    President (Patricia C. Flaherty), Clerk
    (Beverly Marcus), and their assistants            $6,935

PAYMENTS TO AN AFFILIATE
- -----------------------------------------------------------------
    Investor servicing and custodian fees paid
    to Putnam Fiduciary Trust Company (after
    application of credits, if any)                 $149,224


BROKERAGE*
- -----------------------------------------------------------------
    Total fund payments to broker-dealers as
    commissions on agency transactions                  None

    Total fund payments to broker-dealers as
    commissions on underwritten transactions      $1,072,723

*The fund placed agency and underwritten transactions having an approximate aggregate dollar value of $3,015,220 (1.39% of the fund's agency and underwritten transactions, on which approximately $14,875 of commissions were paid) with brokers and dealers to recognize research, statistical and quotation services Putnam Management considered to be particularly useful to it and its affiliates.

                                                                  EXHIBIT A

                    PUTNAM INVESTMENT MANAGEMENT, INC.
                               BALANCE SHEET
                             DECEMBER 31, 1993


ASSETS:
  Cash                                             $        300
  Investments (note 2)                                   50,000
  Investment management fees receivable              60,817,927
  Accounts receivable from affiliates (note 6)                  1,819,578
  Prepaid expenses and other assets                   2,759,786
  Property and equipment - net (notes 2 & 3)          5,105,571
                                                   ------------

TOTAL ASSETS                                        $70,553,162
                                                   ============

LIABILITIES AND STOCKHOLDER'S EQUITY

LIABILITIES:
  Accounts payable and accrued
   expenses (note 5)                               $ 20,704,486
  Accounts payable to affiliate                             916
                                                   ------------

  TOTAL LIABILITIES                                  20,705,402
                                                   ------------

STOCKHOLDER'S EQUITY:

  Common stock - $1 par value; authorized
   and outstanding, 1,000 shares                          1,000
  Paid-in surplus                                     4,696,665
  Retained earnings                                  45,150,095
                                                   ------------

  TOTAL STOCKHOLDER'S EQUITY                         49,847,760
                                                   ------------


TOTAL LIABILITIES AND STOCKHOLDER'S
    EQUITY                                          $70,553,162
                                                   ============


See notes to balance sheet.

                    PUTNAM INVESTMENT MANAGEMENT, INC.

                          NOTES TO BALANCE SHEET

1.  CORPORATE AFFILIATION

         Putnam Investment Management, Inc. (the Company) is a wholly-owned subsidiary of Putnam Investments, Inc., (the
    Parent), which is a wholly-owned subsidiary of Marsh &
    McLennan Companies, Inc. (MMC).

         The Company's primary business is to provide investment advisory services to Putnam-sponsored mutual funds. In connection with providing these services, the Company receives a management fee which is based upon the average net asset value of the respective fund to which the services are provided.

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    INVESTMENTS

    Investments consist of time deposits held by an affiliate.
Investments are recorded at the lower of cost or market.

    PROPERTY AND EQUIPMENT

    Property and equipment are recorded at cost. Office and data processing equipment are depreciated using the straight-line method over their estimated useful lives of four to ten years. Leasehold improvements are amortized using the straight-line method over ten years or the period covered by the lease, whichever is less. Additions, renewals and betterments of property and equipment are capitalized. Expenditures for maintenance and repairs are charged to income when incurred.

3.  PROPERTY AND EQUIPMENT

    Property and equipment consist of the following:

    Office and data processing equipment        $ 3,610,612
    Less accumulated depreciation               (2,244,442)
                                               ------------
                                                 1,366,170
                                               ------------

    Leasehold improvements                        6,051,063
    Less accumulated amortization               (2,311,662)
                                               ------------
                                                  3,739,401
                                               ------------

    Property and equipment - net                $ 5,105,571
                                               ============
4.  INCOME TAXES

         In accordance with the provisions of STATEMENT OF FINANCIAL ACCOUNTING STANDARDS NO. 109 - ACCOUNTING FOR INCOME TAXES, the Company records a current liability or asset for the estimated taxes payable or refundable on tax returns for the current year and a deferred tax liability or asset for the estimated future tax effects attributable to temporary differences.

         The Company, through MMC, files its federal tax return as a member of a consolidated group. The Parent allocates its current and deferred tax provision or benefit to the Company in a manner which is representative of how the Company would compute its provision as a separate entity.

         Under an agreement with the Parent, the Company pays the Parent each month for the amount of its net current and deferred tax provision. If the Company has a net tax benefit, the Parent pays the Company that amount. The Parent then assumes responsibility for the payment of all taxes in accordance with federal, state and local laws. As a result of this agreement, the Company has no current or deferred tax liability or asset reflected in its balance sheet at December 31, 1993.

5.  EMPLOYEE BENEFIT PLANS

    PROFIT SHARING PLAN

         The Company, the Parent and affiliates sponsor a profit-sharing plan (the Plan) covering substantially all employees, providing for annual contributions as determined by the Board of Directors. Contributions payable to the Plan at December 31, 1993 were $557,000.

    RETIREE HEALTH CARE PLAN

         MMC provides a health care plan which covers all eligible retirees of the Company and its affiliates. The Parent subsidizes a portion of the cost of the plan. The Parent allocates its cost of the plan to the Company and its affiliates in a manner which management believes reflects the actual cost of the plan on an accrual basis.

6.  RELATED PARTY TRANSACTIONS

         The Company shares office facilities and personnel with other wholly-owned subsidiaries of the Parent. Accordingly, the related costs of such arrangements have been allocated among the various subsidiaries in a manner which management believes is representative of the actual costs incurred.

         Accounts receivable from affiliates primarily represents advances made to the Parent in connection with the Parent's cash management policy.

         In 1993 the Company paid a dividend of $100,000,000 to the Parent.

INDEPENDENT AUDITORS' REPORT

Putnam Investment Management, Inc.

We have audited the accompanying balance sheet of Putnam
Investment Management, Inc. (a wholly-owned subsidiary of Putnam
Investments, Inc.) as of December 31, 1993. This financial statement is the responsibility of the Company's management. Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the balance sheet is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the balance sheet. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall balance sheet presentation. We believe that our audit of the balance sheet provides a reasonable basis for our opinion.

In our opinion, such balance sheet presents fairly, in all material respects, the financial position of Putnam Investment
Management, Inc. at December 31, 1993 in conformity with generally accepted accounting principles.


DELOITTE & TOUCHE

February 10, 1994
Boston, Massachusetts

PUTNAMINVESTMENTS

THE PUTNAM FUNDS
One Post Office Square
Boston, Massachusetts 02109
Toll-free 1-800-225-1581

PUTNAMINVESTMENTS

THIS IS YOUR PROXY CARD.

PLEASE VOTE THIS BALLOT, SIGN IT ON THE OTHER SIDE, AND RETURN IT
PROMPTLY IN THE ENVELOPE PROVIDED.  YOUR VOTE IS IMPORTANT

Please fold at perforation before detaching.

Proxy for a meeting of shareholders, February 2, 1995, for PUTNAM
MANAGED HIGH YIELD TRUST.

THIS PROXY IS SOLICITED ON BEHALF OF THE TRUSTEES OF THE FUND.

The undersigned shareholder hereby appoints George Putnam, Hans
H.
Estin and William F. Pounds, and each of them separately, proxies, with power of substitution, and hereby authorizes them to represent and to vote, as designated below, at the meeting of shareholders of
Putnam Managed High Yield Trust on February 2, 1995, at 2:00 pm, Boston time, and at any adjournments thereof, all of the shares of the fund that the undersigned shareholder would be entitled to vote if personally present.

IF YOU COMPLETE AND SIGN THE PROXY, WE'LL VOTE EXACTLY AS YOU
TELL US.
IF YOU SIMPLY SIGN THE PROXY, IT WILL BE VOTED FOR ELECTING
TRUSTEES
AS SET FORTH IN PROPOSAL 1 AND FOR PROPOSAL 2.  THE PROXIES WILL
ALSO
BE AUTHORIZED TO VOTE UPON OTHER MATTERS THAT MAY COME BEFORE THE
MEETING.

Please sign your name exactly as it appears on this card. If you are a joint owner, each of you should sign. When signing as an executor, administrator, attorney, trustee or guardian, or as custodian for a minor, please give your full title as such. If you are signing for a corporation, please sign the full corporate name and indicate the signer's office. If you are a partner, sign in the partnership name.

Please be sure to sign and date this proxy.

_________________________________________________________________
Shareholder sign here                                   Date

_________________________________________________________________
Co-owner sign here


HAS YOUR ADDRESS CHANGED?
Please use this form to notify us of any change in address or telephone number or to provide us with your comments. Detach this form from the proxy ballot and return it with your signed proxy in the enclosed envelope.

Street

City                                     State           Zip

Telephone

DO YOU HAVE ANY COMMENTS?







DEAR SHAREHOLDER:
Your vote is important. Please help us to eliminate the expense of follow-up mailings by signing and returning this proxy as soon as possible. A postage-paid envelope is enclosed for your convenience.

THANK YOU!

Please fold at perforation before detaching
THE TRUSTEES RECOMMEND A VOTE FOR ELECTING ALL OF THE NOMINEES
FOR TRUSTEES AND FOR THE PROPOSAL LISTED BELOW:

PLEASE MARK YOUR CHOICES / X / IN BLUE OR BLACK INK.

1.  PROPOSAL TO ELECT TRUSTEES
    The nominees for Trustees are: J.A. Baxter, H.H. Estin, J.A.
    Hill, E.T. Kennan, L.J. Lasser, R.E. Patterson, D.S. Perkins,
    W.F. Pounds, G. Putnam, G. Putnam, III, A.J.C. Smith, W.N.
    Thorndike.

/  / FOR electing all the nominees
    (EXCEPT AS MARKED TO THE CONTRARY BELOW)
    To withhold authority to vote for one or more of the nominees, write those nominees' names here:

    __________________________________________________________

/  /     WITHHOLD authority to vote for all nominees

2.  PROPOSAL TO RATIFY       FOR       AGAINST        ABSTAIN
    THE SELECTION OF         /  /      /  /           /  /
    PRICE WATERHOUSE
    LLP AS AUDITORS

NOTE: A vote to abstain has the same effect as an "against" vote.
If
you have questions on any of the proposals, please call
1-800-225-
1581.